UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: (Date of earliest event reported): November 14, 2008
ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-12691	22-2286646
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
2105 CityWest Blvd
Suite 400
Houston, Texas 77042-2839
(Address of principal executive offices, including Zip Code)
(281) 933-3339
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Proposed Senior Notes.
     On November 14, 2008, our company, ION Geophysical Corporation, issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended, announcing our intention to offer and sell, subject to market and other conditions, $175 million aggregate principal amount of unsecured senior notes due 2013. The notes will be offered to qualified institutional investors under Rule 144A, to certain non-U.S. persons in transactions outside the United States under Regulation S and to a limited number of institutional accredited investors.
     The foregoing is qualified by reference to the press release that is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.
     The information contained in this Section 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the securities to be offered and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. The securities to be offered have not been registered under the Securities Act of 1933, as amended, or the securities or blue sky laws of any jurisdiction and, unless registered, may not be offered or sold except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable securities laws of any other jurisdiction.
Risk Factors.
     This report contains statements concerning our future results and performance and other matters that are “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve known and unknown risks, uncertainties and other factors that may cause our or our industry’s results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by those forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “intend,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of such terms or other comparable terminology.
     Information regarding factors that may cause actual results to vary from our expectations, called “risk factors,” appears in our Annual Report on Form 10-K for the year ended December 31, 2007 (as amended by Form 10-K/A) in Part I, Item 1A. “Risk Factors,” and in our Quarterly Reports on Form 10-Q for the quarters ended June 30, 2008 and September 30, 2008, respectively, in Part II, Item 1A. “Risk Factors” thereof. In addition, please consider the following risk factors:

A continued downturn in the global economy would likely adversely affect the demand for our products and services and our operations, and, as a result, may have a negative impact on our future revenues and cash flow.

A continued downturn in the U.S. economy and in the local economies of the countries or regions in which we sell our products and services could negatively affect demand for our products and services, which would negatively affect our business and results of operations. Downturns in the global economy have traditionally caused weakened demand and lower prices for oil and gas on a worldwide basis, which have tended to reduce the levels of exploration for oil and gas. Historically, demand for our products and services has been sensitive to the level of exploration spending by oil and gas companies and seismic contractors; the demand for our products and services will likely be reduced if the level of exploration expenditures is reduced. During periods of reduced levels of exploration for oil and gas, there have been oversupplies of seismic data and downward pricing pressures on our seismic products and services, which in turn, have limited our ability to meet sales objectives and maintain profit margins for our products and services. In the past, these negative industry conditions have had the effect of reducing our revenues and operating margins. The markets for oil and gas historically have been volatile and are likely to continue to be so in the future. Important factors that could cause demand for our products and services to fluctuate include:

•	changes in business and economic conditions;

•	changes in consumer confidence caused by changes in market conditions, including changes in the credit market;

•	the risk of a recession;

•	higher interest rates; and

•	inflation.

The current economic and credit environment may materially adversely affect our business, results of operations, cash flows and financial condition, and that of our customers.

Global market and economic conditions have been, and continue to be, disrupted and volatile. Recently, concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the U.S. mortgage market and a declining residential real estate market in the U.S. have contributed to this increased volatility and diminished expectations for the economy and the financial markets going forward. These factors, combined with volatile hydrocarbon prices, declining business and consumer confidence and increased unemployment, have precipitated an economic slowdown. Recent declines in global oil prices and declines in North American natural gas prices have contributed to lower expectations for 2009 for many energy companies and energy service companies. The recent turmoil in the credit markets and its impact on the liquidity of major financial institutions may have an adverse effect on our ability to fund our business strategy through borrowings under existing or new debt facilities in the public or private markets, particularly on terms we believe to be reasonable.

Interest rates have fluctuated recently, which could increase the cost of financing and may reduce our and our customers’ profits and expected returns on investment. Given the current credit environment, particularly the tightening of the credit markets, there can be no assurance that our customers will be able to borrow money on a timely basis or on reasonable terms, which could have a negative impact on their demand for our products and impair their ability to pay us for our products and services on a timely basis. Our sales are affected by interest rate fluctuations and the availability of liquidity, and we would be adversely affected by increases in interest rates or liquidity constraints. Rising interest rates may also make certain alternative products and services provided by our competitors more attractive to customers, which could also lead to a decline in demand for our products and services. This would have a material adverse effect on our business, results of operations, financial condition and cash flows.

It is difficult to predict how long the current economic conditions will persist, whether they will deteriorate further, and which of our products and services will be adversely affected. We may have impairment losses if events or changes in circumstances occur which may reduce the fair value of an asset below its carrying amount. As a result, these conditions could adversely affect our financial condition and results of operations, and we may be subject to increased disputes and litigation because of these events and issues.

We depend on capital expenditures by the oil and gas industry, and reductions in such expenditures may have a material adverse effect on our business.

Demand for our products and services has historically been dependent upon the level of capital expenditures by oil and gas companies for exploration, production and development activities. Our customers’ expenditures have a significant direct relationship with current oil and gas prices and with expectations regarding future oil and gas prices. Lower or volatile oil and gas prices or the perception that the same are imminent may tend to limit the demand for seismic services and products. Oil and gas prices may fluctuate based on factors beyond our control, including:

•	worldwide demand for oil, natural gas and natural gas liquids;

•	worldwide levels of oil and gas production;

•	worldwide political, military and economic conditions;

•	the ability of the Organization of Petroleum Exporting Countries (“OPEC”) to set and maintain production levels of member countries and to create expectations that directly correspond with prices for oil; and

•	refining capacity and its ability to meet consumer demand.

Due to the international scope of our business activities, our results of operations may be significantly affected by currency fluctuations.

We derive a significant portion of our consolidated net revenues from international sales, subjecting us to risks relating to fluctuations in currency exchange rates. Currency variations can adversely affect margins on sales of our products in countries outside of the United States and margins on sales of products that include components obtained from suppliers located outside of the United States. Through our subsidiaries, we operate in a wide variety of jurisdictions, including the United Kingdom, Canada, the Netherlands, China, Venezuela, India, Russia, the United Arab Emirates, and other countries. Certain of these countries have experienced economic problems and uncertainties from time to time. To the extent that world events or economic conditions negatively affect our future sales to customers in these and other regions of the world, or the collectibility of receivables, our future results of operations, liquidity and financial condition may be adversely affected. We currently require customers in certain higher risk countries to provide their own financing. In some cases, we have assisted our customers in organizing international financing and Export-Import credit guarantees provided by the United States government. We do not currently extend long-term credit through notes to companies in countries we consider to be too risky from a credit risk perspective.

A majority of our foreign net working capital is within the United Kingdom and Canada. The subsidiaries in those countries receive their income and pay their expenses primarily in Great British Pounds (“GBP”) and Canadian dollars (“CAD”), respectively. To the extent that transactions of these subsidiaries are settled in GBP or CAD, a devaluation of these currencies versus the U.S. dollar could reduce the contribution from these subsidiaries to our consolidated results of operations as reported in U.S. dollars. For financial reporting purposes, such depreciation will negatively affect our reported results of operations since GBP- and CAD-denominated earnings that are converted to U.S. dollars are stated at a decreased value. In addition, since we participate in competitive bids for sales of certain of our products and services that are denominated in U.S. dollars, a depreciation of the U.S. dollar against the GBP and the CAD harms our competitive position against companies whose financial strength bears less correlation to the strength of the U.S. dollar. While we have employed economic cash flow hedges designed to minimize the risks associated with these exchange rate fluctuations, the hedging activities may be ineffective or may not offset more than a portion of the adverse financial impact resulting from currency variations. Accordingly, we cannot assure you that fluctuations in the values of the currencies of countries in which we operate or currencies that are applicable to contracts for sales, services or purchases will not materially adversely affect our future results of operations.
     Our outstanding shares of Series D-1 Preferred Stock, Series D-2 Preferred Stock and Series D-3 Preferred Stock are convertible into shares of our common stock and redeemable for either cash or shares of our common stock, and could represent future dilution to our common stockholders.
     The recent economic downturn and credit crisis have negatively impacted market prices for the stocks of many oilfield services companies, including ours. The current conversion prices for our shares of Series D Preferred Stock are higher, and in some cases considerably higher, than recently prevailing market prices for our common stock. The current conversion prices for outstanding shares of our Series D-1 Preferred Stock, Series D-2 Preferred Stock and Series D-3 Preferred Stock (collectively, the “Series D Preferred Stock”) are $7.869 per share, $16.0429 per share and $14.7981 per share, respectively, and are subject to certain anti-dilution adjustments. Holders of these shares of preferred stock also have the right to redeem, at any time, all or any portion of their outstanding shares. We may satisfy our redemption obligations either in cash or by the issuance of our common stock. Whether we pay cash or issue common stock in redemption of shares of our Series D Preferred Stock, the total redemption amount we pay or issue will be based on a 40-day trailing average market price of our common stock, which average price cannot be greater than the average market prices for either the first three or the last three business days of the 40-day calculation period. If we were currently required to redeem any such shares of our Series D Preferred Stock, the redemption prices per share of common stock would be below the conversion prices per share for our Series D Preferred Stock, and could represent a substantial use of our cash if we elected to use the cash redemption alternative.
     Additionally, the terms of our Series D Preferred Stock provide that if a 20-day average trading price per share of our common stock is less than $4.4517, we will be required, following such time, (i) to pay all dividends on the shares of Series D Preferred Stock in cash and (ii) either elect to (a) satisfy our future redemption obligations by distributing only cash or a combination of cash and our common stock, or (b) reset the conversion prices of all of our outstanding shares of Series D Preferred Stock to $4.4517 per share (in which event, the holder of such shares of Series D Preferred Stock would have no further right to cause the redemption of such shares). We have, to date, paid all dividends on our Series D Preferred Stock in cash, and we currently intend to continue to pay dividends in cash on our shares of Series D Preferred Stock.
Slides.
     On November 14, 2008, we posted slides from a presentation on our website. These slides are available in the Investor Relations section of our website at http://ir.iongeo.com/phoenix.zhtml?c=101545&p=irol-presentations, commencing November 14, 2008 and will be archived there for approximately 90 days.
     Such referenced information and any oral or written statements made in connection therewith may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements may include statements concerning estimated revenues, expected timing of future revenues and growth rates, estimated gross margins and operating expenses, future sales and market growth, timing of product introduction and commercialization and other statements that are not statements of historical fact. Actual results may vary materially from those described in the forward-looking statements. All forward-looking statements will reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties may include: unanticipated delays in the timing and development our products and services and market acceptance of our new and revised product offerings; risks associated with competitors’ product offerings and pricing pressures resulting therefrom; the relatively small number of customers that we currently rely upon; the fact that a significant portion of our revenues is derived from foreign sales; the risks that sources of capital may not prove adequate; our inability to produce products to preserve and increase market share; and technological and marketplace changes affecting our product lines.
     The information contained in this Item 7.01 of this Current Report on Form 8-K (i) is not to be considered “filed” under the Exchange Act and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by us with the Securities and Exchange Commission under the Securities Act or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(d)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press release dated November 14, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 14, 2008	ION GEOPHYSICAL CORPORATION

		By:	/s/ DAVID L. ROLAND

David L. Roland Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated November 14, 2008.

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